DREXEL HAMILTON MUTUAL FUNDS

Drexel Hamilton Centre American Equity Fund
Drexel Hamilton Centre Global Equity Fund

SUPPLEMENT DATED NOVEMBER 8, 2012 TO
PROSPECTUS DATED NOVEMBER 16, 2011

Supplement dated November 8, 2012 to the Prospectus dated November 16, 2011 ("Prospectus") for each of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund.

The first seven paragraphs in the sub-section entitled "THE INVESTMENT ADVISER" in the section entitled "MANAGEMENT OF THE FUND" are deleted in their entirety and replaced with the following:

THE INVESTMENT ADVISER

Drexel Hamilton Investment Partners, LLC, the Adviser, is located at 45 Rockefeller Plaza, Suite 2000, New York, New York 10111. The Adviser was formed as a Pennsylvania limited liability company in 2010 and is registered with the SEC as an investment adviser under the Advisers Act.  The Adviser provides investment advisory and management services to funds and institutional clients as a leading Service Disabled Veteran Owned Small Business investment manager. Andrew Bang, Jack Jacobs, James Abate and D. Wayne Robinson are the principals of the Adviser. As of November 7, 2012, the Adviser had approximately $67 million in assets under management.

The Adviser is an independent company from Drexel Hamilton LLC, a broker-dealer, and Drexel Hamilton Financial LLC, and succeeds a former related adviser business but is a wholly independent investment management company.  The Adviser has registered with the federal government as a Service Disabled Veteran Owned Small Business, qualifying it for preferential consideration in federal contracting and subcontracting. The Adviser works to benefit the community of service-disabled veterans and has a mandate to recruit, hire and train disabled veterans whenever possible.

The Adviser serves as the principal investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Subject to the general oversight of the Board, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their respective investment objectives, reviewing the investment strategies and policies of each Fund and overseeing the sub-adviser to each Fund. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds, although the Adviser has delegated its responsibility for the selection and ongoing monitoring of the securities in the Funds' investment portfolios to the sub-adviser.

Sub-Adviser. Centre Asset Management, LLC ("Centre"), located at 48 Wall Street, New York, NY 10005, serves the sub-adviser to Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund.  Centre is a Wall Street-based fundamentally-driven active asset manager formed in late 2005. Centre had approximately $733 million in assets under management as of August 31, 2012, and offers investment advisory services to U.S. and foreign investment companies and private funds. James A. Abate and Sanlam International Investments USA Holdings, Inc. have controlling interests in Centre, as each owns more than 25% of its voting securities.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.